INTANGIBLE ASSETS AND GOODWILL	6 Months Ended
Jul. 02, 2021
Intangible Assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL
INTANGIBLE ASSETS AND GOODWILL
The following table summarises the movement in net book value for intangible assets and goodwill during the six months ended 2 July 2021:

	Intangible assets	Goodwill
	€ million	€ million
Net book value as at 31 December 2020	8,414	2,517
Acquisition of API	4,302	2,083
Additions	42	—
Amortisation expense	(42)	—
Currency translation adjustments	(10)	(21)
Net book value as at 2 July 2021	12,706	4,579
For the Group’s Iberia CGU, the headroom in the 2020 impairment analysis was approximately 25%. Whilst the Iberian business has continued to be impacted by COVID-19 during 2021, trading is in line with the projections used in the 2020 impairment analysis. We continue to expect the impact of COVID-19 to be temporary and for the Iberia CGU to return to pre COVID-19 profitability levels in the near term.